UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2009

Cypress Sharpridge Investments, Inc.

(Exact name of Registrant as specified in its charter)

Maryland	001-33740	20-4072657
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

65 East 55th Street

New York, New York 10022

(Address of principal executive offices) (Zip code)

(Registrant’s telephone number, including area code): (212) 705-0160

Not Applicable

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 12, 2009, Cypress Sharpridge Investments, Inc. (the “Company”) announced that it has appointed Frances Spark as its new Vice President, Chief Financial Officer and Treasurer (“CFO”). Ms. Spark will begin her role as CFO effective on Monday, August 17, 2009. Effective as of August 12, 2009, William J. Hayes will no longer serve as the CFO of the Company and Cypress Sharpridge Advisors LLC, the Company’s manager.

Since the Company’s initial capitalization, Ms. Spark has served as a member of the Company’s board of directors. She has served as the chair of the Company’s Audit Committee since March 2007. Recently, Ms. Spark has been providing financial management, strategic advisory and business consulting services to public and private companies through Spark Consulting, a consulting firm she founded in 1999. Ms. Spark held the position of Chief Financial Officer for MVC Capital, Inc. (NYSE: MVC), a business development company, from January 2004 to September 2005 and also acted as an investment professional for MVC. Ms. Spark has also worked as a turnaround consultant and been involved in restructuring of public and private companies. Prior to Spark Consulting, Ms. Spark was the Controller at The Beacon Group (“Beacon”), a private investment firm now part of CCMP Capital from 1997 to 1998, and from 1993 to 1996, Ms. Spark was the Chief Financial Officer of Hyperion Capital Management, a New York investment management firm specializing in mortgage backed securities. From 1987 to 1992, Ms. Spark held a number of financial roles at Prudential Securities in both the United States and the United Kingdom. Ms. Spark is a Chartered Accountant and worked with KPMG in the United Kingdom from 1981 until 1987.

The Company is pleased to have someone with Ms. Spark’s experience and expertise assume the role of CFO. The Company believes that it will benefit from Ms. Spark’s proven executive leadership and prior public company experience.

Forward Looking Statements Disclaimer

This current report on Form 8-K contains statements that are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, made pursuant to the safe harbor provisions of the Private Securities Reform Act of 1995. Forward-looking statements typically are identified by use of the terms such as “believe,” “expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,” “may” or similar expressions, although some forward-looking statements may be expressed differently. Forward-looking statements are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us. These beliefs, assumptions and expectations are subject to risks and uncertainties and can change as a result of many possible events or factors, not all of which are known to us, including those described in our registration statement on Form S-11 filed on April 19, 2007, as amended. If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements. All forward-looking statements speak only as of the date on which they are made. New risks and uncertainties arise over time, and it is not possible to predict those events or how they may affect us. Except as required by law, we are not obligated to, and do not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYPRESS SHARPRIDGE INVESTMENTS, INC.

Date: August 12, 2009

By:  /s/    Richard E. Cleary

        Richard E. Cleary

        Chief Operating Officer